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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 31, 2009

UCommodore Applied Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11871	11-3312952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Knight Street, Suite B, Richland, Washington	99352
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 943-2565

UN/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02(b) Resignation of Principal Financial Officer

On May 31, 2009, Mr. Ted R. Sharp announced his resignation as Chief Financial Officer, Treasurer, Secretary and Director of Commodore Applied Technologies Inc. (the Registrant) in order to pursue other opportunities. Mr. Sharp’s resignation was effective May 31, 2009.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Commodore Applied Technologies, Inc. (Registrant)

Dated: June 25, 2009	By: /s/ Dr. Shelby T. Brewer
Dr. Shelby T. Brewer Chief Executive Officer